Exhibit 99.1

Rocket Lab Closes Acquisition of Space Solar Power

Products Company SolAero Holdings, Inc.

Rocket Lab now operates the world’s largest production line of high-performing space solar cells

Long Beach, California. January 18, 2022 – Rocket Lab USA, Inc. (Nasdaq: RKLB) (“Rocket Lab” or “the Company”), a global leader in launch services and space systems, today announced it has closed the previously-announced transaction to acquire SolAero Holdings, Inc. (SolAero), a premier supplier of space solar power products and precision aerospace structures for the global aerospace market, for $80 million in cash. Rocket Lab announced the execution of the agreement to acquire SolAero on December 13, 2021 pending certain closing conditions.

The acquisition aligns with Rocket Lab’s growth strategy of vertical integration to deliver a comprehensive space solution that spans spacecraft manufacture, satellite subsystems, flight software, ground operations, and launch. As one of only two companies producing high-efficiency, space-grade solar cells in the United States, SolAero’s space solar cells are among the highest performing in the world and support civil space exploration, science, defense and intelligence, and commercial markets. In combining with Rocket Lab, SolAero will tap into the Company’s resources and manufacturing capability to boost high-volume production, making high-performing space power technologies available at scale.

“SolAero has established itself as a premier provider of solar technologies and we are very excited to be joining forces,” said Rocket Lab founder and CEO, Peter Beck. “SolAero is a highly complementary addition to Rocket Lab’s vertically integrated business model, enabling us to deliver complete space mission solutions for our customers. With more than 1,000 successful missions under their belt, the team at SolAero have enabled trailblazing missions, providing space solar power solutions for the James Webb Space Telescope, and missions on Mars including InSight and Ingenuity. We are thrilled to be combining our innovative teams, industry-leading technologies, and strong resources to enable our customers to achieve incredible things in space.”

“We are very excited to join the outstanding team at Rocket Lab and contribute to their track record of innovation and on-orbit success,” said SolAero President and CEO, Brad Clevenger. “We look forward to becoming an integral part of Rocket Lab’s Space Systems business while continuing to offer all of our customers premier capability and value.”

Founded in 1998 and headquartered in Albuquerque, New Mexico, SolAero’s solar cells, solar panels, and composite structural products have supported more than 1,000 successful space missions with 100% reliability and mission success to date. Over the past two decades, SolAero’s products have played key roles in some of the industry’s most ambitious space missions, including supplying power to NASA’s Parker Solar Probe and Mars Insight Lander, the largest solar array ever deployed on the surface of Mars, and several Cygnus Cargo Resupply Missions to the International Space Station. SolAero also led the development and manufacturing of the solar panel on Ingenuity, the helicopter that successfully flew on Mars in April this year, marking the first ever powered, controlled flight on a planet other than Earth.

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SolAero technology has also made commercial constellations possible, providing power to OneWeb’s broadband constellation. Most recently, SolAero has been selected to supply Solar Power Modules for the Power and Propulsion Element of NASA’s Gateway as part of NASA’s Artemis lunar exploration plans, which will enable future missions to Mars.

The addition of SolAero’s 425-strong team brings Rocket Lab’s total headcount to more than 1,100 employees across its space manufacturing complexes, test facilities, and launch sites in California, Virginia, Colorado, Maryland, Toronto, New Zealand and now Albuquerque, New Mexico. The SolAero team will continue to be led by President and CEO Brad Clevenger at SolAero’s 154,696 ft² (14,372 m²) production facilities in Albuquerque, New Mexico.

The SolAero merger follows on from the acquisition of space software company ASI Aerospace LLC in October 2021, spacecraft separation systems company Planetary Systems Corporation in December 2021, and satellite components manufacturer Sinclair Interplanetary in April 2020.

ENDS

+ Rocket Lab Media Contact

Morgan Bailey

media@rocketlabusa.com

About Rocket Lab

Founded in 2006, Rocket Lab is an end-to-end space company with an established track record of mission success. We deliver reliable launch services, spacecraft components, satellites and other spacecraft and on-orbit management solutions that make it faster, easier and more affordable to access space. Headquartered in Long Beach, California, Rocket Lab designs and manufactures the Electron small orbital launch vehicle and the Photon satellite platform and is developing the Neutron 8-ton payload class launch vehicle. Since its first orbital launch in January 2018, Rocket Lab’s Electron launch vehicle has become the second most frequently launched U.S. rocket annually and has delivered 109 satellites to orbit for private and public sector organizations, enabling operations in national security, scientific research, space debris mitigation, Earth observation, climate monitoring, and communications. Rocket Lab’s Photon spacecraft platform has been selected to support NASA missions to the Moon and Mars, as well as the first private commercial mission to Venus. Rocket Lab has three launch pads at two launch sites, including two launch pads at a private orbital launch site located in New Zealand, one of which is currently operational, and a second launch site in Virginia, USA which is expected to become operational in early 2022. To learn more, visit www.rocketlabusa.com.

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Forward-Looking Statements

This press release may contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. These forward-looking statements, including without limitation expectations regarding the benefit of the SolAero acquisition, are based on Rocket Lab’s current expectations and beliefs concerning future developments and their potential effects. These forward-looking statements involve a number of risks, uncertainties (many of which are beyond Rocket Lab’s control), or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including risks related to the global COVID-19 pandemic, including risks that the financial and operating performance of the SolAero acquisition may not meet our expectations, or that we may not realize the benefits of the acquisition or be able to successfully integrate into our business without substantial additional costs or in a manner that negatively impacts our business or operating results; risks related to government restrictions and lock-downs in New Zealand and other countries in which we operate that could delay or suspend our operations; delays and disruptions in expansion efforts; our dependence on a limited number of customers; the harsh and unpredictable environment of space in which our products operate which could adversely affect our launch vehicle and spacecraft; increased congestion from the proliferation of low Earth orbit constellations which could materially increase the risk of potential collision with space debris or another spacecraft and limit or impair our launch flexibility and/or access to our own orbital slots; increased competition in our industry due in part to rapid technological development and decreasing costs; technological change in our industry which we may not be able to keep up with or which may render our services uncompetitive; average selling price trends; failure of our launch vehicles, satellites and components to operate as intended either due to our error in design in production or through no fault of our own; launch schedule disruptions; supply chain disruptions, product delays or failures; design and engineering flaws; launch failures; natural disasters and epidemics or pandemics; changes in governmental regulations including with respect to trade and export restrictions, or in the status of our regulatory approvals or applications; or other events that force us to cancel or reschedule launches, including customer contractual rescheduling and termination rights; risks that acquisitions may not be completed on the anticipated timeframe or at all or do not achieve the anticipated benefits and results; and the other risks detailed from time to time in Rocket Lab’s filings with the Securities and Exchange Commission (the “SEC”), including under the heading “Risk Factors” in the prospectus dated October 7, 2021 related to our Registration Statement on Form S-1 (File No. 333-259757), which was filed with the Securities and Exchange Commission pursuant to Rule 424(b) on October 7, 2021 and elsewhere (including that the impact of the COVID-19 pandemic may also exacerbate the risks discussed therein). There can be no assurance that the future developments affecting Rocket Lab will be those that we have anticipated. Except as required by law, Rocket Lab is not undertaking any obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

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